                                POWER OF ATTORNEY

          Know all these presents,  that the undersigned  hereby constitutes and appoints  each of John W.  McConomy,  J.  Mitchell  Collins and J. Scott Murphy,

signing singly, the undersigned's true and lawful attorney-in-fact to:

          (1)       execute  for  and  on  behalf  of  the  undersigned,  in the undersigned's  capacity  as an officer  and/or  director  of

                    ResortQuest International, Inc. (the "Company"), Forms 3, 4,

                    and 5 in accordance with Section 16(a) of the Securities and

                    Exchange Act of 1934 and the rules thereunder;

          (2)       do and  perform  any and all acts for and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute any such Form 3, 4, or 5,  complete  and execute any  amendment or amendments  thereto,  and timely file such

                    form  with  the  United  States   Securities   and  Exchange

                    Commission and any stock exchange or similar authority; and

          (3)       take any other action of any type  whatsoever  in connection

                    with  the   foregoing   which,   in  the   opinion  of  such

                    attorney-in-fact,  may  be  the  benefit  to,  in  the  best interest  of, or legally  required by, the  undersigned,  it

                    being  understood  that  the  documents   executed  by  such

                    attorney-in-fact  on behalf of the  undersigned  pursuant to this  Power  of  Attorney  shall be in such  form and  shall contain such terms and  conditions as such  attorney-in-fact may approve in such attorney-in-fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities

Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company,

unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 13th day of May, 2003.

                                                     /s/ Theodore L. Weise

                                                     ---------------------

                                                     Theodore L. Weise